EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alfredo De Lucrezia, Chief Executive Officer and Chief Financial Officer of Baymont Corporation (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the Quarterly Report on Form 10-QSB of the Company, for the fiscal quarter ended October 31, 2003, and to which this certification is attached as Exhibit 32.1 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Alfredo De Lucrezia

Name:	Alfredo De Lucrezia

Title:	Chief Executive Officer Chief Financial Officer

Date:	December 15, 2003